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                         CONSENT OF EXPERTS AND COUNSEL


                         Consent of Experts and Counsel













                                  Exhibit 24.0




                                      44
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File Nos.
33-40039 and 33-40096).

                                                  /s/Arthur Andersen LLP

                                                   ARTHUR ANDERSEN LLP

San Jose, California
June 26, 1996